SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------



          Date of Report (Date of earliest event reported): May 1, 2001


                                   TCPI, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


   Florida                        0-25406                      65-0308922
   -------                        --------                     ----------
(State or other             (Commission File Number)         (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

                    3341 S.W. 15th Street
                   Pompano Beach, Florida                            33069
                   -----------------------                           -----
           (Address of principal executive offices)                (Zip code)


        Registrant's telephone number, including area code: 954/979-0400


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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Item 5.   Other Events

TWO TCPI DIRECTORS RE-ELECTED - ANNUAL MEETING ADJOURNED
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COMPANY REPORTS ON LIQUIDITY CONCERNS
-------------------------------------

         On May 1, 2001, the Company announced that at TCPI's Annual Meeting of Stockholders held on April 30, 2001, Elliott Block, Ph.D. and Martin Gurkin, Ph.D. were elected by the required vote as Class III directors to serve for a three-year term expiring in 2004. Dr. Block is also the Company's President and Chief Executive Officer. Dr. Gurkin is the Chairman of the Board of Directors. Dr. Block and Dr. Gurkin each received 65,737,877 shares For election and 4,023,793 shares were Withheld.

         Following the election of directors, the designated proxy holders moved to adjourn the Annual Meeting to allow for further solicitation of proxies with respect to Proposals #2 and #3 relating to Amending TCPI's Amended and Restated Articles of Incorporation. The Annual Meeting of Stockholders was adjourned to Monday, August 20, 2001 at 10:00 a.m. local time at TCPI's offices at 3333 S.W. 15th Street, Pompano Beach, Florida. The proxy holders reported that Proposal #2 received 26,176,236 shares For Adoption; 5,542,039 shares Against; and 49,908 shares Abstained. Proposal #3 received 25,352,883 shares For Adoption; 6,076,348 shares Against; and 342,451 shares Abstained.

         Proposal #2 of the Proxy Statement is for adoption of the proposed Amended and Restated Articles of Incorporation in order to increase the total number of all classes of the Company's capital stock to 275,000,000 shares from 125,000,000; 250,000,000 shares shall have a par value of $.001 and shall be designated Common Stock and 25,000,000 shares shall have a par value of $.001 and shall be designated Preferred Stock. Proposal #3 is for adoption of the proposed Amended and Restated Articles of Incorporation to reduce from 60% of the issued and outstanding shares to a majority of the votes cast as the amount of shares required to amend, alter, change or repeal any provision of the Amended and Restated Articles of Incorporation

         If stockholders have not yet voted, it is urgent they review the proxy materials previously sent to them and vote as soon as possible by phone, the Internet or mail as instructed on the voting form.

         Proxy materials for this Annual Meeting will not be redistributed. TCPI's 2000 Annual Report/Form 10-K and Proxy Statement can be obtained online for review at the Company's Website at www.tcpi.net. Click on "Corporate Information", then "Investor Information", and select the desired document.

         Stockholders can also obtain a replacement proxy card voting form by contacting TCPI's investor relations department by phone at (954) 979-0400 x233, by fax at (954) 979-6125, or email at invrel@techchem.com.

         The Company will continue to solicit additional proxies in an effort to obtain a sufficient vote to pass Proposals #2 and #3. Investors owning TCPI's common stock as of March 2, 2001, the record date for this meeting, are eligible to vote those shares even though they no longer own those shares. No assurance can be given that by the adjournment date for this Annual Meeting, sufficient shares will be voted in favor of Proposal #2 to pass such Proposal nor can any assurance be given that TCPI will be able to fund its operations from today, the immediate future or through the adjourned date for resumption of the Annual Meeting. As disclosed in the Company's Definitive Proxy Statement on Form 14-A, TCPI will be unable to adequately fund its operations without approval of Proposal #2. Without approval of Proposal #2, the Company will not have a sufficient amount of common stock to meet its current obligations or to potentially access any capital sources to fund present operations. The failure to access or utilize such capital sources in the near future will likely put TCPI's operations in grave jeopardy.

         As disclosed in the Company's Annual Report on Form 10-K for the period ending December 31, 2000, the Company has experienced sustained significant operating losses in 2000 and 1999 that have resulted in substantial consumption of the Company's cash reserves. In addition, the Company expects to continue to incur losses and have negative cash flow for the immediate future. The Company is reducing or delaying expenses, reducing or discontinuing some of its operations, seeking accommodations from its creditors and seeking a purchaser of the Company or all or some of its assets. The Company is engaged in discussions with certain persons in an effort to address its liquidity concerns. Such discussions involve the sale and/or licensing of some or all of the Company's assets. There can be no assurance that the Company will be immediately successful in any of such efforts. Management believes that if the Company is not immediately successful in addressing its liquidity concerns, the Company may be forced to seek protection under the federal bankruptcy laws.

Forward Looking Statements
--------------------------

         Information in this Form 8-K, including any information incorporated by reference herein, includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, and is subject to the safe-harbor created by such sections. The Company's actual results may differ significantly from the results discussed in such forward-looking statements.

         Statements regarding future prospects, business plans and strategies, future revenues and revenue sources, future liquidity and capital resources, the possibility and timing of additional equity investments, mergers, acquisitions, sale of the Company, all or some of its assets or other strategic transactions, reducing or delaying expenses, reducing or discontinuing some or all of the Company's operations, seeking accommodations from its creditors, or seeking protection under the federal bankruptcy laws, as well as other statements contained in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, and similar statements are forward-looking statements. These statements are based upon assumptions and analyses made by the Company in light of current conditions, future developments and other factors the Company believes are appropriate in the circumstances, or information obtained from third parties and are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that forward-looking statements are not guarantees of future performance and that actual results might differ materially from those suggested or projected in the forward-looking statements. Factors that may cause actual future events to differ significantly from those predicted or assumed include, but are not limited to: the Company's limited cash reserves and sources of liquidity, including the satisfaction of terms and conditions relating to funding, including the availability of sufficient authorized common stock to access financial facilities now in place or in the future, ability to obtain stockholder approval to adopt Amended and Restated Articles of Incorporation in order to increase the total number of all classes of the Company's capital stock authorized to be issued, and timing and receipt of proceeds from any funding; uncertainties regarding timing and effectiveness of registration statements;

uncertainties in availability of capital in the future and other risks associated with capital markets, including immediate funding of ongoing operations, risks associated with the Company's immediate ability to negotiate and obtain additional financing, equity investments or strategic transactions on favorable terms or at all; the failure to generate additional liquidity and working capital which may result in delays in product development; risks associated with the Company's ability to successfully develop and market new products on a profitable basis or at all; availability of labor and sufficient parts and materials; risks related to the early stage of the Company's existence and its products' development; the Company's ability to execute its business plans; the Company's dependence on outside parties such as its key customers, suppliers, licensing and alliance partners; competition from major pharmaceutical, medical and diagnostic companies; risks and expense of government regulation and effects of changes in regulation (including risks associated with obtaining requisite FDA and other governmental approvals for the Company's products); the limited experience of the Company in manufacturing and marketing products; uncertainties connected with product liability exposure and insurance; risks associated with international operations (including risk associated with international economies, currencies and business conditions); risks associated with obtaining and maintaining patents and other protections of intellectual property; risks associated with uncertainty of litigation and appeals, and the payment or enforcement of judgments; and the influence, if any, a delay in developing the Company's products may have on such funding of operations and for obtaining additional financing, equity investments or strategic transactions, as well as those listed in the Company's other press releases and in its other filings with the Securities and Exchange Commission. The Company may determine to discontinue or delay the development of any or all of its products under development at any time. Moreover, the Company may not be able to successfully develop and market new products, complete planned acquisitions, enter into strategic alliances or implement any or all of its operating strategy unless it is able to generate additional liquidity and working capital. For a complete description of the Company's business, products and liquidity, see the Company's Annual Report on Form 10-K for the year ended December 31, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 1, 2001            TCPI, INC.



                              By:      /s/ Walter V. Usinowicz, Jr.
                                 ----------------------------------------------
                                  Walter V. Usinowicz, Jr.
                                  Vice President of Finance and Chief Financial Officer (Chief Accounting Officer)